                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): AUGUST 16, 2004



                          CREDIT ACCEPTANCE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                        Commission File Number 000-20202

         MICHIGAN                                       38-1999511
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
 incorporation or organization)

  25505 W. TWELVE MILE ROAD, SUITE 3000                 48034-8339
       SOUTHFIELD, MICHIGAN                             (Zip Code)
 (Address of Principal Executive Offices)



       Registrant's telephone number, including area code: (248) 353-2700

ITEM 9. REGULATION FD DISCLOSURE.

    Credit Acceptance Corporation is furnishing materials, included as Exhibit
99.1 to this report and incorporated herein by reference, which were prepared for inclusion on its investor relations website. Credit Acceptance Corporation is not undertaking to update these materials. This report should not be deemed an admission as to the materiality of any information contained in these materials.

    The information furnished in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CREDIT ACCEPTANCE CORPORATION
                                    (Registrant)

                                    By: /s/ Douglas W. Busk
                                    -----------------------
                                    Douglas W. Busk
                                    Treasurer
                                    August 16, 2004

                                INDEX OF EXHIBITS

       EXHIBIT NO.                         DESCRIPTION
      ------------     -------------------------------------------------------
          99.1         Materials added to website on or about August 16, 2004.